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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 6, 1998

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                       0-21097                                84-1294908
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(State or other              (Commission                        (IRS Employer
jurisdiction of               File No.)                      Identification No.)
incorporation)


       14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 215-9300
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)

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Item 5.  Other Events

     On May 6, 1998, Einstein/Noah Bagel Corp. (the "Company") announced that Robert M. Hartnett has been named Chairman of the Board and President of the Company. Mr. Hartnett had previously been named Chief Executive Officer of the Company in February 1998. The Company also announced that J. Michael Jenkins, who became Chairman of the Board, Chief Executive Officer and President of Boston Chicken, Inc., the Company's majority shareholder, in May 1998, has been named a director of the Company. In addition, the Company announced that Scott
A. Beck has resigned as Chairman of the Board of the Company and Jeffrey L. Butler has resigned as President and a director of the Company.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 6, 1998

                                       EINSTEIN/NOAH BAGEL CORP.



                                       By: /s/ Amy S. Powers
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                                           Amy S. Powers
                                           Vice President